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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   DECEMBER 6, 2001
                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                               SABRE HOLDINGS CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-12175                75-2662240
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (IRS EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)


                               4255 AMON CARTER BLVD.
                               FORT WORTH, TEXAS 76155
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400


                                        NOT APPLICABLE
             (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 9.   REGULATION FD DISCLOSURE.

         On December 6, 2001, Registrant will distribute "The Edge" to the public and the investment community. The Edge is a periodic newsletter for the investment community that is designed to provide updates regarding events and developments affecting the Registrant, as well as the Registrant's revenue and earnings outlook. The current edition of The Edge will be available on the "Investor Relations" section of Registrant's Web site at WWW.SABRE.COM beginning on December 6, 2001.

         This issue of The Edge addresses Sabre's recently announced migration of selected legacy mainframe applications to a new server and database environment. This issue also highlights GetThere's previously announced agreements with Rosenbluth International and Navigant International. The Edge also highlights new Airline Solutions agreements with Southwest Airlines and El Al Airlines. In addition, The Edge also provides new contact information for the Company's Investor Relations group.

         This issue of The Edge also summarizes financial highlights and bookings for the third quarter of 2001 and Sabre's most recent regional bookings share. This issue also gives management's financial outlook for fourth quarter of 2001.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

         Statements in this report and in the newsletter referred to herein which are not purely historical facts, including statements about forecasted revenue or earnings growth, cost estimates, expected operating margins or cash flow, future bookings outlook and potential transactions, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre on the date this newsletter was issued. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: airlines limiting their participation in travel marketing and distribution services; and Sabre's revenues being highly dependent on the travel and transportation industries. Sabre may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre's financial and other results can be found in the risk factors section of Sabre's most recent filing on Form 10-Q with the Securities and Exchange Commission.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION


                                       By: /s/ James F. Brashear
                                          ------------------------------------
                                       Name:  James F. Brashear
                                       Title: Corporate Secretary


Date: December 6, 2001